UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

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DEUTSCHE INTERNATIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Deutsche Asset

& Wealth Management

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Frontier Fund

December ___, 2015

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited (“DeAM HK”), an indirect wholly-owned subsidiary of Deutsche Bank AG was appointed to serve as sub-advisor to your Fund pursuant to sub-advisory agreements between Deutsche Investment Management Americas Inc. (“DIMA”) and DeAM HK on behalf of each of the Funds (each a “New Sub-Advisory Agreement” and collectively the “New Sub-Advisory Agreements”). While shareholder approval of the New Sub-Advisory Agreements is not required, the enclosed document is intended to provide you with detailed information about DeAM HK and the New Sub-Advisory Agreements and about the reasons for the Board’s approval of the New Sub-Advisory Agreements.

Under each New Sub-Advisory Agreement, DeAM HK, together with your Fund’s current sub-advisor, Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) (an affiliate of DIMA and DeAM HK), provides portfolio management services to each of Deutsche Emerging Markets Equity Fund (“Emerging Markets Equity”) and Deutsche Emerging Markets Frontier Fund (“Emerging Markets Frontier” and, together with Emerging Markets Equity, the “Funds”). The management fees paid by each of the Funds will not change as a result of the new sub-advisory relationship.

If you have questions about the New Sub-Advisory Agreements, please feel free to call us at 800-728-3337. Thank you for your continued support of Deutsche Asset & Wealth Management.

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Frontier Fund

Each a series of Deutsche International Fund, Inc.

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of Deutsche Emerging Markets Equity Fund (“Emerging Markets Equity”) and the shareholders of Deutsche Emerging Markets Frontier Fund (“Emerging Markets Frontier”), each a series of Deutsche International Fund, Inc. (each of Emerging Markets Equity and Emerging Markets Frontier are also referred to as a “Fund” and collectively, the “Funds”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Funds and Deutsche Investment Management Americas Inc. (the “Advisor” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). The Exemptive Order permits the Advisor, subject to Board approval, to select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of the Funds and to materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Funds must be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited, an affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG (“DeAM HK” or the “Sub-Advisor”) was appointed to serve as a sub-advisor to each of the Funds pursuant to sub-advisory agreements between DIMA and DeAM HK (each, a “New Sub-Advisory Agreement” and collectively the “New Sub-Advisory Agreements”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about DeAM HK. A Notice of Internet Availability of the Information Statement is being mailed on or about December ___, 2015 to each Fund’s shareholders of record as of December 1, 2015. The number of shares issued and outstanding for each class of each Fund as of December 1, 2015 is set forth in Exhibit H to this Information Statement. On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held. However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by the Funds, which are series of Deutsche International Fund, Inc., a Maryland corporation (the “Corporation”), although all actions actually are taken by the Corporation on behalf of the Funds. The term “Board,” as used herein, refers to the board of directors of the Corporation. The term “Board Member,” as used herein, refers to a person who serves as a director of the

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Corporation. The term “Independent Board Member” means a Board Member who is not an interested person of the Funds as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://fundsus.deutscheawm.com/EN/resources/for-investors.jsp and will remain available until at least [March ____, 2016].

BACKGROUND

General. At a meeting held on September 11, 2015, each Fund’s Board, including the Independent Board Members, approved the appointment of DeAM HK as a sub-advisor to each of the Funds and the terms of the New Sub-Advisory Agreements, to become effective on or about October 1, 2015. The Sub-Advisor was appointed in order to permit the Funds to maintain their current portfolio management team upon the relocation of the Funds’ Lead Portfolio Manager, Sean Taylor, to Hong Kong as part of Deutsche Bank’s continuous efforts to strengthen its global expertise in asset management. Prior to Mr. Taylor’s relocation, Mr. Taylor and Andrew Beal, the Funds’ other portfolio manager, worked as employees of Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) in London. DAAM Global has been a sub-advisor to each of the Funds since 2014. Mr. Beal continues in his role as Portfolio Manager of the Funds, working as an employee of DAAM Global. Under the oversight of DIMA, DeAM HK and DAAM Global will coordinate and cooperate with one another with respect to the management of the Funds. DIMA believes that maintaining each Fund’s current portfolio management team is in the best interests of the Funds.

The forms of the New Sub-Advisory Agreements are attached hereto as Exhibits A-1 and A-2. A description of the New Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibits A-1 and A-2.

Under each New Sub-Advisory Agreement, DIMA has retained DeAM HK to provide investment advisory services in connection with the management of each Fund. Information about the portfolio managers responsible for the portfolio management of each Fund is provided in Exhibit B.

Implementation of the New Sub-Advisory Agreements did not affect the management fee rate paid by each Fund to DIMA. Under each New Sub-Advisory Agreement, DIMA is responsible for paying DeAM HK a sub-advisory fee out of the management fee received by DIMA. Further information about the advisory and sub-advisory fee rates payable, and amounts paid, is set forth in Exhibit D.

The New Sub-Advisory Agreement for each Fund, as approved by the Board, will continue in effect until September 30, 2017, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of either Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of each Fund’s investment sub-advisory arrangements is provided below. (See “Board Considerations of the New Sub-Advisory Agreements,” below.)

Description of the New Sub-Advisory Agreements. Effective October 1, 2015, DeAM HK serves as a sub-advisor to each Fund under the respective New Sub-Advisory Agreement. Under each New Sub-Advisory Agreement, DeAM HK, working in coordination and cooperation with DAAM Global, manages the securities and other assets of each Fund, including the purchase, retention and disposition of assets in accordance with each Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing the performance of DeAM HK’s duties under the New Sub-Advisory Agreements.

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The sub-advisory fees payable under the New Sub-Advisory Agreements are paid by DIMA, not the Funds. Under the New Sub-Advisory Agreements, DeAM HK is paid by DIMA at a negotiated rate with respect to each Fund. Additional information about the sub-advisory fees is set forth in Exhibit D.

Each New Sub-Advisory Agreement provides that DeAM HK shall not be liable for any loss sustained by the relevant Fund due to any error of judgment or a mistake of law by DeAM HK. However, DeAM HK would still be subject to liability for (a) causing either Fund to be in violation of any applicable federal or state law, rule or regulation, or an investment policy or restriction set forth in either Fund’s prospectus, or any written guidelines, policies or instructions provided in writing by the Corporation’s Board or DIMA or (b) the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under either New Sub-Advisory Agreement.

The New Sub-Advisory Agreements may be terminated without penalty with respect to either Fund (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and DeAM HK, (b) by DIMA on sixty (60) days’ written notice to DeAM HK, or (c) by DeAM HK upon ninety (90) days’ written notice to DIMA. DeAM HK may, without penalty, terminate the Agreement upon prior written notice if DeAM HK determines in its sole discretion that the services provided by DeAM HK under the Agreement would cause DeAM HK to register with or obtain any regulatory or official approvals or licenses, other than registration under the Investment Advisers Act of 1940, as amended, which, in the opinion of DeAM HK may be unreasonably detrimental to DeAM HK. The New Sub-Advisory Agreements will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Corporation and DIMA on behalf of the Funds (the “Investment Management Agreement”). In addition, DIMA and DeAM HK may terminate the New Sub-Advisory Agreements upon immediate notice if DeAM HK becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreements or otherwise is legally prohibited from operating as an investment advisor.

Board Considerations of the New Sub-Advisory Agreements. The Board, which consists entirely of Independent Board Members, approved the New Sub-Advisory Agreements at an in-person meeting in September, 2015. At the same meeting, the Board also approved the annual renewal of each Fund’s investment management agreement. The Board’s considerations in approving the New Sub-Advisory Agreements, as well as in approving the renewal of each Fund’s investment management agreement with DIMA and sub-advisory agreement with DAAM Global are attached as Exhibits G-1 and G-2.

Information about Deutsche Asset Management (Hong Kong) Limited (“DeAM HK”). DeAM HK, located at Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, provides advisory and investment management services, including analysis and preparation of research reports primarily to institutional clients. DeAM HK is registered as an investment advisor with the SEC and a licensed corporation registered with the Hong Kong Securities and Futures Commission to conduct regulated activities of (Type 1) Dealing in Securities, (Type 4) Advising on Securities, and (Type 9) Asset Management. DeAM HK’s assets under management are currently comprised of investment companies. DeAM HK is a wholly owned subsidiary of Deutsche Asia Pacific Holdings Pte Limited (“DAPHL”), 1 Raffles Quay, #17-10, Singapore, 048583. DAPHL is an indirect wholly-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

The principal occupations of each director and principal executive officer of DeAM HK are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAM HK is Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. No Board Members or officers of the Funds are employees, officers, directors or shareholders of DeAM HK.

Name Position with DeAM HK Principal Occupation

Philip Lawson	Director, Chief Financial Officer	Director, Deutsche Asset & Wealth Management and Chief
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Financial Officer – Asset Management Asia Pacific
Jennifer Theunissen	Director	Director, Deutsche Asset & Wealth Management and Chief Operating Officer Asia Pacific, Active & Passive Asset Management
Peter Io	Director	Managing Director, Deutsche Asset & Wealth Management; Chief Country Officer of Deutsche Bank AG, Hong Kong Branch
Elke Schoeppl-Jost	Chairman and Director, Responsible Officer registered with the Securities and Futures Commission	Managing Director, Deutsche Asset & Wealth Management and Chief Investment Officer, Asia Pacific

Other than Emerging Markets Equity and Emerging Markets Frontier, ,DeAM HK does not currently serve as sub-advisor to U.S. registered investment companies that have similar investment objectives and strategies to the Funds.

Investment Advisor. Pursuant to the Investment Management Agreement, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment advisor for each of the Funds. The Investment Management Agreement between DIMA and the Corporation, on behalf of each of the Funds, was last approved by the Board, including a majority of the Independent Board Members, on September 11, 2015. The Investment Management Agreement between DIMA and the Corporation was last approved by shareholders of Emerging Markets Equity on June 1, 2006 and by the sole initial shareholder of Emerging Markets Frontier on September 15, 2014.

Under the supervision of the Board, DIMA is responsible for making investment decisions, buying and selling securities for each of the Funds, and conducting research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of each Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director, President and Chief Executive Officer	Managing Director, Global Head of Institutional Cash Sales and Client Management, Deutsche Asset & Wealth Management; Chief Executive Officer of DIMA
Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management; Chief Operating Officer of DIMA
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Cynthia Nestle	Director	Managing Director and Chief Administrative Officer, Deutsche Asset & Wealth Management; Chief Operating Officer, Deutsche Asset & Wealth Management Americas
Christine Rosner	Director	Managing Director, Deutsche Asset & Wealth Management
Bernard Abdo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management; Head of Alternatives & Fund Solutions, Deutsche Asset & Wealth Management Americas
Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset & Wealth Management
John Millette[1]	Secretary and Chief Legal Officer	Director, Deutsche Asset & Wealth Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management; Chief Compliance Officer for Deutsche Funds
Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset & Wealth Management

1 Address: One Beacon Street, Boston, MA 02108.

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Funds with DIMA or its affiliates.

Exhibit E sets forth information about each Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Funds is a director, officer or employee of DeAM HK. No officer or Board Member of the Funds has any material direct or indirect interest in DeAM HK.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or, with respect to either Fund by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amounts paid by each of the Funds under the Investment Management Agreement is set forth in Exhibit D. Exhibit D was calculated based on each Fund’s most recent fiscal year.

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DIMA also serves as the administrator for the Funds pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to each Fund including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of each Fund’s securities. These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amounts paid by the Funds under the Administrative Services Agreement is set forth in Exhibit F. Exhibit F was calculated based on each Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit I to this Information Statement sets forth information as of December 1, 2015 regarding the ownership of each Fund’s shares by the only persons known by each Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Funds own less than 1% of each class of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Funds is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information. For further information concerning the New Sub-Advisory Agreements, please contact your Fund at 800-728-3337.

The most recent Annual Report of each Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of each Fund (each, a “Report”), previously have been furnished to each Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the relevant Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337. Reports are also available on the Deutsche Funds website at deutschefunds.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, call 1-800-728-3337 or write to the relevant Fund at 345 Park Avenue, New York, New York 10154.

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EXHIBIT A-1

FORM OF SUB-ADVISORYAGREEMENT – EMERGING MARKETS EQUITY

AGREEMENT made this 1st day of October, 2015, between Deutsche Investment Management Americas Inc. (the “Adviser”) and Deutsche Asset Management (Hong Kong) Limited (the “Sub-Adviser”).

WHEREAS, Deutsche Emerging Markets Equity Fund (the “Fund”), is a series of Deutsche International Fund, Inc., a Maryland Corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated June 1, 2006 and revised as of October 1, 2010, with the Corporation and made effective with respect to the Fund on June 1, 2006 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.
(b)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement, as notified to the Sub-Adviser, and the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with
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federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts in relation to the Sub-Adviser’s best execution policy, to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). Except as set forth in Section 1(h) herein and to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates, the Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser

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may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)	The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)	The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on reasonable advance notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser, upon reasonable advance notice, will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.
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(e)	The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.
The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.
(f)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.
(g)	Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(h)	To the extent that the Adviser has retained any other sub-adviser(s) to perform the duties set forth herein (each being an “Alternate Sub-Adviser”), the Sub-Adviser agrees to coordinate and cooperate with such Alternate Sub-Adviser in the performance of its duties for the Fund. To the extent that any duties of the Sub-Adviser set forth in section 1 are performed by an Alternate Sub-Adviser in coordination and cooperation with the Sub-Adviser, the Sub-Adviser will be deemed to have satisfied such duties hereunder. In the event of a potential conflict or disagreement, the parties agree to work with the Adviser to remedy such situation.
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2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents set forth in Appendix B, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.
3.	Delivery of Documents.

(a) The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles of Incorporation);
(ii)	By-Laws of the Corporation; and
(iii)	the most current Prospectus of the Fund.
(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Sub-Adviser’s most recent audited financial statements;
(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;
(iii)	The Sub-Adviser’s Form ADV; and
(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.
4.	Certain Representations and Warranties of the Sub-Adviser.
(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.
(b)	The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.
(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its
11

employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.
5.	Compliance.
(a)	The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.
(b)	The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.
(c)	The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with written requests for such records or other documents.
6.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of this Agreement, based on the Fund’s average daily net assets, less any fees waived and/or reimbursed by the Adviser or its affiliates and any revenue sharing payments made by the Adviser or any of its affiliates to unaffiliated third parties. The fee will be computed daily and will be paid to the Sub-Adviser monthly.
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7.	Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Corporation.
8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

In no circumstances will this Agreement create joint and several liability between the Sub-Adviser and any Alternate Sub-Adviser. Accordingly, the Sub-Adviser will not have any liability for a loss caused by an Alternate Sub-Adviser to the Fund, the Adviser or any other party.

9.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10. Duration and Termination.

(a)	This Agreement shall remain in effect until September 30, 2017, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.
(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser and the Sub-Adviser have the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.
(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.
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(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.
(e)	The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.
11.	Confidentiality.
(a)	Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.
(b)	The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:
(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;
(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;
(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is
14

required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.
(v)	The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and Directors and the Fund’s employees, officers and Directors regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.
12.	Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Brian Costello

Chief Operating Officer Deutsche Investment Management Americas Inc.

28th Floor.

60 Wall Street

New York, NY 10005-2836

Telephone: (212) 250-9508

E-mail: brian.costello@db.com

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser:

Deutsche Asset Management (Hong Kong) Limited

Attention: Jennifer Theunissen, COO Active & Nick Chiu, Compliance

52/F International Commerce Centre

1 Austin Road West

Hong Kong, Hong Kong

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15.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.
16.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.
17.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED
By: _________________________________	By: _________________________________
Name: Caroline Pearson	Name: Elke Schoieppl-Jost
Title: Managing Director	Title: Managing Director

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED
By: _________________________________	By: _________________________________
Name: John Millette	Name: Jennifer Theunissen
Title: Secretary	Title: Director
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APPENDIX A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries
17

APPENDIX B

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles of Incorporation
4.	By-laws and any pertinent amendments thereto

18

APPENDIX C

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Fee Rate

Fund	Sub-Advisory Fee Rate
Deutsche Emerging Markets Equity Fund	_______% of average daily net assets

To the extent that the Adviser has retained two investment sub-advisers to perform the duties set forth herein, the fee paid to the Sub-Adviser shall be 50% of the fee rate set forth above.

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EXHIBIT A-2

FORM OF SUB-ADVISORYAGREEMENT – EMERGING MARKETS FRONTIER

AGREEMENT made this 1st day of October, 2015, between Deutsche Investment Management Americas Inc. (the “Adviser”) and Deutsche Asset Management (Hong Kong) Limited (the “Sub-Adviser”).

WHEREAS, Deutsche Emerging Markets Frontier Fund (the “Fund”), is a series of Deutsche International Fund, Inc., a Maryland Corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated June 1, 2006 and revised as of October 1, 2010, with the Corporation and made effective with respect to the Fund on September 15, 2014 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.
(b)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement, as notified to the Sub-Adviser, and the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or
20

dealers, the Sub-Adviser will use its best efforts in relation to the Sub-Adviser’s best execution policy, to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). Except as set forth in Section 1(h) herein and to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates, the Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

21

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)	The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)	The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on reasonable advance notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser, upon reasonable advance notice, will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.
(e)	The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s
22

Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.
(f)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.
(g)	Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(h)	To the extent that the Adviser has retained any other sub-adviser(s) to perform the duties set forth herein (each being an “Alternate Sub-Adviser”), the Sub-Adviser agrees to coordinate and cooperate with such Alternate Sub-Adviser in the performance of its duties for the Fund. To the extent that any duties of the Sub-Adviser set forth in Section 1 are performed by an Alternate Sub-Adviser in coordination and cooperation with the Sub-Adviser, the Sub-Adviser will be deemed to have satisfied such duties hereunder. In the event of a potential conflict or disagreement, the parties agree to work with the Adviser to remedy such situation.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the
23

Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents set forth in Appendix B, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.
(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles of Incorporation);

(ii) By-Laws of the Corporation; and

(iii) the most current Prospectus of the Fund.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Sub-Adviser’s most recent audited financial statements;
(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;
(iii)	The Sub-Adviser’s Form ADV; and
(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.
4.	Certain Representations and Warranties of the Sub-Adviser.
(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.
(b)	The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.
(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.
24

(d)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.
5.	Compliance.
(a)	The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.
(b)	The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.
(c)	The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with written requests for such records or other documents.
6.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of this Agreement, based on the advisory fee, less any fees waived and/or reimbursed by the Adviser or its affiliates and any revenue sharing payments made by the Adviser or any of its affiliates to unaffiliated third parties. The fee will be computed daily and will be paid to the Sub-Adviser monthly.

7. Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the

25

Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Corporation.

8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

In no circumstances will this Agreement create joint and several liability between the Sub-Adviser and any Alternate Sub-Adviser. Accordingly, the Sub-Adviser will not have any liability for a loss caused by an Alternate Sub-Adviser to the Fund, the Adviser or any other party.

9.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.
10.	Duration and Termination.
(a)	This Agreement shall remain in effect until September 30, 2017, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.
(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser and the Sub-Adviser have the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.
(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.
(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding
26

voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)	The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11. Confidentiality.

(a)	Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.
(b)	The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:
(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;
(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;
(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order,
27

provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.
(v)	The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and Directors and the Fund’s employees, officers and Directors regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.

12. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Brian Costello

Chief Operating Officer Deutsche Investment Management Americas Inc.

28th Floor.

60 Wall Street

New York, NY 10005-2836

Telephone: (212) 250-9508

E-mail: brian.costello@db.com

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser:

Deutsche Asset Management (Hong Kong) Limited

Attention: Jennifer Theunissen, COO Active & Nick Chiu, Compliance

52/F International Commerce Centre

1 Austin Road West

Hong Kong, Hong Kong

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15.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.
16.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

17. Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED
By: _________________________________	By: _________________________________
Name: Caroline Pearson	Name: Elke Schoieppl-Jost
Title: Managing Director	Title: Managing Director

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED
By: _________________________________	By: _________________________________
Name: John Millette	Name: Jennifer Theunissen
Title: Secretary	Title: Director

29

APPENDIX A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1. Quarterly Compliance Certifications and Reports

2	Code of Ethics Reports
3	Code of Ethics Certifications
4	Soft Dollar Commission Reports
5	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7	Compliance Due Diligence Questionnaires
8	Policies, Procedures and Summaries
30

APPENDIX B

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles of Incorporation
4.	By-laws and any pertinent amendments thereto

31

APPENDIX C

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT (HONG KONG) LIMITED

Fee Rate

Fund	Sub-Advisory Fee Rate
Deutsche Emerging Markets Frontier Fund	____% of advisory fee after the effective waivers

To the extent that the Adviser has retained two investment sub-advisers to perform the duties set forth herein, the fee paid to the Sub-Adviser shall be 50% of the fee rate set forth above.

32

EXHIBIT B

Portfolio Managers

Deutsche Emerging Markets Equity Fund

Sean Taylor, Managing Director. Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

•	Global Head of Emerging Markets Equities: Hong Kong.
•	Joined Deutsche Asset & Wealth Management in 2013 with 21 years of industry experience. Prior to joining, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
•	MBA, Manchester Business School.

Andrew Beal, Director. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•	Deputy Head of Emerging Markets Equities: London.
•	Joined Deutsche Asset & Wealth Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicholas Applegate and Henderson Global Investors.
•	BSc in Economics and Politics from University of Bath.

Deutsche Emerging Markets Frontier Fund

Sean Taylor, Managing Director. Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

•	Global Head of Emerging Markets Equities: Hong Kong.
•	Joined Deutsche Asset & Wealth Management in 2013 with 21 years of industry experience. Prior to joining, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
•	MBA, Manchester Business School.

Andrew Beal, Director. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•	Deputy Head of Emerging Markets Equities: London.
•	Joined Deutsche Asset & Wealth Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicholas Applegate and Henderson Global Investors.
•	BSc in Economics and Politics from University of Bath.

33

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013- present

Managing Director(2) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(2), Deutsche Asset & Wealth Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset & Wealth Management; Secretary and Chief Legal Officer of DIMA
Caroline Pearson(5) (1962) Chief Legal Officer, 2010 – present	Managing Director(2), Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow(4) (1970) Vice President, 2012 – present	Director(2), Deutsche Asset & Wealth Management
Hepsen Uzcan(4) (1974) Assistant Secretary, 2013 – present	Director(2), Deutsche Asset & Wealth Management

Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management
Jack Clark(5) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

34

Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management
Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset & Wealth Management; Chief Compliance Officer of DIMA
Wayne Salit(4) (1967) Anti-Money Laundering Compliance Officer, 2014 – present	Director(2), Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)

________________________________________

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.

(2) Executive title, not a board directorship.

(3) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(4) Address: 60 Wall Street, New York, New York 10005.

(5) Address: One Beacon Street, Boston, Massachusetts 02108.

35

EXHIBIT D

Management Fee

For all services provided under the Investment Management Agreement, each Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during each Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
Deutsche Emerging Markets Equity Fund, fiscal year ended October 31, 2015	1.015% on first $250 million 0.990% on next $500 million 0.965% thereafter	$ 783,650	$ 107,761
Deutsche Emerging Markets Frontier Fund, fiscal year ended August 31, 2015	1.400%	$34,931	$34,931

As of October 1, 2015, each Fund has sub-advisory agreements with two sub-advisors (DAAM Global and DeAM HK). For all services provided under the sub-advisory agreements, DIMA pays each sub-advisor a monthly fee at a negotiated rate. The following sets forth the aggregate annual sub-advisory fee rate and the aggregate amount of sub-advisory fees paid by DIMA to both sub-advisors during each Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Aggregate Sub-Advisory Fee Rate	Aggregate Amount of Sub-Advisory Fees Paid to All Sub-Advisors
Deutsche Emerging Markets Equity Fund, fiscal year ended October 31, 2015	0.300% of average daily net assets	$ ______[1]
Deutsche Emerging Markets Frontier Fund, fiscal year ended August 31, 2015	50% of advisory fee after the effective waivers	$ ________[2]

1During the Fund’s most recent fiscal year ended October 31, 2015, sub-advisory fees were paid to DeAM HK for the period from October 1, 2015 through October 31, 2015.

2No sub-advisory fees were paid to DeAM HK during the Fund’s most recent fiscal year ended August 31, 2015.

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EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

Deutsche Emerging Markets Equity Fund

[No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2015.]

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2015 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 17,597	$ 0
DeAWM Service Company	Transfer Agent	$ 92,007	$ 92,007
DeAWM Distributors, Inc.	Distributor	$ 49,970	$ 11,093

Deutsche Emerging Markets Frontier Fund

[No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended August 31, 2015.]

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended August 31, 2015 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 10,299	$ 109
DeAWM Service Company	Transfer Agent	$ 505	$ 449
DeAWM Distributors, Inc.	Distributor	$ 559	$ 208

37

EXHIBIT F

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, each Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during each Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
Deutsche Emerging Markets Equity Fund, fiscal year ended October 31, 2015	$ 77,207	$ 0
Deutsche Emerging Markets Frontier Fund, fiscal year ended August 31, 2015	$2,495	$2,495

38

EXHIBIT G-1

Advisory Agreement and Sub-Advisory Agreements Board Considerations and Fee Evaluation – Emerging Markets Equity

In September 2015, the Board of Directors approved the renewal of Deutsche Emerging Markets Equity Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and approved an amended and restated sub-advisory agreement (“DAAM Global Sub-Advisory Agreement”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA and a new sub-advisory agreement (“DeAM HK Sub-Advisory Agreement” and together with the Agreement and the DAAM Global Sub-Advisory Agreement, the “Agreements”) between DIMA and Deutsche Asset Management (Hong Kong) Limited (“DeAM HK”), an affiliate of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

•	In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.
•	The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.
•	The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
•	With respect to the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to hire and replace unaffiliated and affiliated sub-advisors and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval.
•	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
•	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA, DAAM Global and DeAM HK are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset and Wealth Management (“Deutsche AWM”) division. Deutsche AWM is a global asset management business that offers a wide range of investing

39

expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, DAAM Global’s and DeAM HK’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided or to be provided under the Agreements. The Board noted that, under the Agreements, DIMA, DAAM Global and DeAM HK provide or will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board noted that the current portfolio management team would remain the same under the Agreements. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global and DeAM HK. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. (“Lipper”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to DAAM Global and to be paid to DeAM HK, respectively, the Board noted that such fee is paid or will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”). The Board also reviewed data comparing each share class’s total (net)

40

operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement and the approval of the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement is in the best interests of the Fund. In making this

41

determination, the Board did not give particular weight to any single factor identified above. With respect to the Agreement, the Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement or to approve the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement.

42

EXHIBIT G-2

Advisory Agreement and Sub-Advisory Agreements Board Considerations and Fee Evaluation – Emerging Markets Frontier

In September 2015, the Board of Directors approved the renewal of Deutsche Emerging Markets Frontier Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and approved an amended and restated sub-advisory agreement (“DAAM Global Sub-Advisory Agreement”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, and a new sub-advisory agreement (“DeAM HK Sub-Advisory Agreement” and together with the Agreement and the DAAM Global Sub-Advisory Agreement, the “Agreements”) between DIMA and Deutsche Asset Management (Hong Kong) Limited (“DeAM HK”), an affiliate of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

•	In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.
•	The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.
•	The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
•	With respect to the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to hire and replace unaffiliated and affiliated sub-advisors and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval.
•	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
•	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, DAAM Global and DeAM HK are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset and Wealth Management (“Deutsche

43

AWM”) division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, DAAM Global’s and DeAM HK’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided or to be provided under the Agreements. The Board noted that, under the Agreements, DIMA, DAAM Global and DeAM HK provide or will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board noted that the current portfolio management team would remain the same under the Agreements. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global and DeAM HK. Because the Fund commenced operations in September 2014, only limited Fund performance information was available to the Board as part of its 2015 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. (“Lipper”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to DAAM Global and to be paid to DeAM HK, respectively, the Board noted that such fee is paid or will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional

44

accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement and the approval of the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. With respect to the Agreement, the Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement or to approve the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement.

45

EXHIBIT H

Shares Outstanding as of December 1, 2015

Deutsche Emerging Markets Equity Fund

Class Shares Outstanding

Class A

Class B

Class C

Institutional Class

Class S

Deutsche Emerging Markets Frontier Fund

Class Shares Outstanding

Class A

Class C

Institutional Class

Class S

46

EXHIBIT I

5% SHAREHOLDERS

(as of December 1, 2015)

No person is known by the Funds to own more than 5% of the outstanding shares of any class of each Fund, except as specified below.

Deutsche Emerging Markets Equity Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A
B
C
INST
S

Deutsche Emerging Markets Frontier Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A
C
INST
S
47

DEUTSCHE EMERGING MARKETS EQUITY FUND

DEUTSCHE EMERGING MARKETS FRONTIER FUND

Each a series of DEUTSCHE INTERNATIONAL FUND, INC.

345 Park Avenue, New York, New York 10154

Telephone: 1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to Deutsche Emerging Markets Equity Fund and Deutsche Emerging Markets Frontier Fund, each a series of Deutsche International Fund, Inc. (each, a “Fund” and together, the “Funds”). We encourage you to access and review all of the information contained in the Information Statement. The Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

The following information is available to be viewed: Information Statement dated December ___, 2015

The Information Statement provides details of the recent addition of a sub-advisor for each Fund. The Board of Directors of each Fund (the “Board”) approved a new sub-advisory agreement on behalf of each Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Asset Management (Hong Kong) Limited, an indirect wholly-owned subsidiary of Deutsche Bank AG (“DeAM HK”). DeAM HK assumed day-to-day management of assets of each Fund on October 1, 2015.

DIMA and the Funds have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of each Fund and to materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. Under conditions of the Exemptive Order, shareholders of each Fund must be provided with relevant information about the new sub-advisors within 90 days of the hiring of a new sub-advisor. The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least March ___, 2016: https://fundsus.deutscheawm.com/EN/resources/for-investors.jsp. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting your Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any stockholder at the household. If paper copies of the Information Statement are requested, we will send only one Information Statement to stockholders who share an address. If you would like to receive additional copies of the Information Statement please contact your Fund at 800-728-3337 or by writing to the Fund at 345 Park Avenue, New York, NY 10154.

48